                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                           -------------------------

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                            -------------------------

                     DATE OF REPORT: September 15, 1999
                     (Date of earliest event reported)


                         PHOTOGEN TECHNOLOGIES, INC.
           (Exact name of registrant as specified in its charter)


        NEVADA                 0-23553                     36-4010347
   (State or other       (Commission File Number)       (I.R.S. Employer
     jurisdiction                                      Identification No.)
 of incorporation or
    organization)

       7327 OAK RIDGE HIGHWAY, SUITE B
       KNOXVILLE, TENNESSEE                                   37931
       (Address of principal executive offices)               (Zip Code)

                               (423) 769-4011
            (Registrant's telephone number including area code)

ITEM 5.   OTHER EVENTS.

Photogen Technologies, Inc. (the "Company") issued a press release announcing the results of the Company's research which showed that 90 percent of tumor cells where killed in lab mice within 48 hours of treatment with a combination of low-voltage radiation and the drug PH-10. The Press Release, dated September 15, 1999, is attached as Exhibit 99 hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  The following exhibit is filed with this report:

99 Press release of the Company, dated September 15, 1999, announcing the results of the Company's research which showed that 90 percent of tumor cells where killed in lab mice within 48 hours of treatment with a combination of low-voltage radiation and the drug PH-10.

                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Photogen Technologies, Inc.



                                    By:   /s/ John Smolik
                                    -----------------------------
                                          John Smolik, President
Date:   September 15, 1999

EXHIBIT INDEX

Exhibit                       Description
No.

99 Press release of the Company, dated September 15, 1999, announcing the results of the Company's research which showed that 90 percent of tumor cells where killed in lab mice within 48 hours of treatment with a combination of low-voltage radiation and the drug PH-10.